Nationwide Life Insurance Company • Nationwide VLI Separate Account - 4	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account - C • Nationwide VL Separate Account - D

Prospectus supplement dated August 9, 2012 to

Newport PCVUL, BOA CVUL Future (NLAIC), BOA CVUL (NLAIC) prospectus dated May 1, 2008
and
BOA CVUL Future (NWL), BAE Future Corporate FPVUL, Future Executive VUL,
Next Generation CVUL prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying investment option under your policy.  Effective immediately, the name of the investment option has been updated as indicated below:

CURRENT NAME	UPDATED NAME
Delaware Variable Insurance Product Trust - Delaware VIP Emerging Markets - Service Class	Delaware Variable Insurance Product Trust - Delaware VIP Emerging Markets Series: Service Class